UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant  ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NEW YORK CITY REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

650 Fifth Avenue, 30th Floor, New York, Ny 10019
T: (212) 415-6500
Www.Newyorkcityreit.Com
Dear Shareholders,
Over the past several weeks, we have urged you to vote to re-elect New York City REIT, Inc.’s (“NYC” or the “Company”) Lead Independent Director, Elizabeth Tuppeny, to NYC’s Board of Directors (the “Board”) at our Annual Meeting on May 31, 2022. By voting the GOLD proxy card – and ONLY the GOLD card – you can elect Ms. Tuppeny and help NYC continue its strong business momentum and value creation and ensure that the Company’s generous annual dividend continues to be paid.
It is similarly critical that you prevent the election of Comrit Investments 1, LP’s (“Comrit”) unqualified candidate, Sharon Stern, whose lack of real estate and board experience, and failure to introduce any suggestions or plan for the future of NYC creates risk of disruption of NYC’s exciting growth trajectory.
Do not be fooled by Comrit’s campaign and its claims. Do not be distracted from what this election is really about: choosing the best qualified person to serve on the NYC Board.
We believe that it is quite evident that Ms. Tuppeny brings far more relevant skills, leadership experience, and real estate expertise. Consider the below chart, which demonstrates the stark differences between the two candidates:
Elizabeth Tuppeny NYC’s Lead Independent Director	Sharon Stern Comrit’s Unproven Candidate
CEO Experience

•
For 28 years, Ms. Tuppeny has been the CEO of Domus, Inc., a corporate strategy company she founded that successfully advises C-level professionals of global Fortune 500 companies, including P&G, AIG, Epson, Diageo, Merck, Mattel, Ralph Lauren, Citibank, ConAgra, and Ritz-Carlton, among others

• No CEO experience
Relevant Real Estate Experience

•
As an independent board member of PIDC, a public-private economic development organization, Ms. Tuppeny has been involved with major real estate projects across the greater Philadelphia area, including evaluating and approving more than 500 industrial and commercial real estate transactions

•
Key projects championed by Ms. Tuppeny during her tenure at PIDC include Philadelphia Navy Yard, Phillies Citizens Bank Park, Convention Center Expansion, The University of Pennsylvania Expansion, Children’s Hospital of Philadelphia and many others

• Real estate experience is largely limited to involvement in a small portfolio of student housing properties in Canada owned by her family

Elizabeth Tuppeny NYC’s Lead Independent Director	Sharon Stern Comrit’s Unproven Candidate
Knowledge of the New York City Market

•
Ms. Tuppeny has served and been a highly productive NYC REIT Board member for over 7 years, and currently serves as Lead Independent Director

•
She has spent significant time working in New York City on behalf of Domus’ clients over the past for 28 years

•
She taught the graduate course in Strategic Global Corporate Positioning at New York University for 6 years

• No experience in the New York City real estate market
Corporate Board Experience

•
In addition to NYC REIT, Ms. Tuppeny has served as an independent director on the boards of three separate REITs, including:

◦
Franklin BSP Realty Trust, Inc. (board member for over 9 years, currently Lead Independent Director)

◦
Healthcare Trust, Inc. (board member for over 9 years, currently chair of Nominating and Corporate Governance Committee)

◦
American Realty Capital Trust IV (board member for over 1.5 years)

• Only one year of experience as a board director and has not chaired any committees
Board/Governance Education

•
Ms. Tuppeny has invested significant time and effort to prepare herself to be an outstanding director

◦
Certified by Harvard Business School in Global Best practices for board members

◦
Certified by MIT in a board’s approach to ensuring cyber security risk management

◦
Certified by the National Association of Corporate Directors at the Master Director level

◦
In the process of attaining certification by Stanford in Leveraging Diversity and Inclusion for Organizational Excellence

◦
Active participant in Ernst & Young’s Board Matters programs, covering Audit, Nominations & Governance and Compensations updates and best practices

• No relevant board or corporate governance education listed in the CV provided to NYC or that has been publicly disclosed

The Choice is Clear – Vote the GOLD card “FOR” the Re-Election of Elizabeth Tuppeny
We are confident that Ms. Tuppeny’s unique real estate experience and track record of success make her the right choice to help lead the continued execution of NYC’s shareholder-focused growth strategy. NYC is positioned for long-term growth and value creation as a result of the strategic and purposeful actions taken by Ms. Tuppeny in partnership with the management team and other members of the Board, and the Company is fortunate to have a director of Ms. Tuppeny’s caliber.
As such, we urge you to vote the GOLD proxy card “FOR” the re-election of NYC’s director Elizabeth K. Tuppeny so that she can continue to help deliver the value you deserve.
Sincerely,
Michael Weil, Chief Executive Officer
Your Vote Is Important, No Matter How Many or How Few Shares You Own!
Please vote today by telephone, via the Internet or by signing, dating and returning the enclosed GOLD proxy card. Simply follow the easy instructions on the GOLD proxy card.
If you have questions about how to vote your shares, please contact:
INNISFREE M&A INCORPORATED Shareholders May Call Toll-free: (877) 750-8197 Banks and Brokers May Call Collect: (212) 750-5833
REMEMBER:

Please simply discard any WHITE proxy card that you may receive from Comrit. Returning a
WHITE proxy card – even if you “withhold” on the Comrit’s nominees – will revoke any vote you had previously submitted on NYC REIT’s
GOLD proxy card.

NYC REIT SENDS LETTER TO SHAREHOLDERSCOMPARING CREDENTIALS OF BOARD CANDIDATES
Elizabeth Tuppeny’s Skills and Expertise are Clearly Superior to Comrit’s Unqualified Candidate
Urges NYC Shareholders to VOTE the GOLD Proxy Card TODAY to Protect the Value of Their Investment
and Dividend
NEW YORK, May 16, 2022 — New York City REIT, Inc. (NYSE: NYC) (“NYC” or the “Company”) today sent a letter to shareholders clearly comparing the credentials of its experienced and highly-qualified director nominee, Elizabeth Tuppeny, to Comrit Investments 1, LP’s (“Comrit”) inexperienced nominee, Sharon Stern.
The letter includes a chart that powerfully demonstrates that the choice is clear: Elizabeth Tuppeny is the best candidate for election to the NYC Board of Directors. NYC strongly encourages all stockholders to vote on the GOLD proxy card “FOR” the reelection of Elizabeth Tuppeny at the Company’s May 31, 2022 Annual Meeting. Further, NYC advises shareholders discard the “white” proxy card that they may receive from Comrit.
The full text of the letter sent to shareholders is below.
Dear Shareholders,
Over the past several weeks, we have urged you to vote to re-elect New York City REIT, Inc.’s (“NYC” or the “Company”) Lead Independent Director, Elizabeth Tuppeny, to NYC’s Board of Directors (the “Board”) at our Annual Meeting on May 31, 2022. By voting the GOLD proxy card – and ONLY the GOLD card – you can elect Ms. Tuppeny and help NYC continue its strong business momentum and value creation and ensure that the Company’s generous annual dividend continues to be paid.
It is similarly critical that you prevent the election of Comrit Investments 1, LP’s (“Comrit”) unqualified candidate, Sharon Stern, whose lack of real estate and board experience, and failure to introduce any suggestions or plan for the future of NYC creates risk of disruption of NYC’s exciting growth trajectory.
Do not be fooled by Comrit’s campaign and its claims. Do not be distracted from what this election is really about: choosing the best qualified person to serve on the NYC Board.
We believe that it is quite evident that Ms. Tuppeny brings far more relevant skills, leadership experience, and real estate expertise. Consider the below chart, which demonstrates the stark differences between the two candidates:
Elizabeth Tuppeny NYC’s Lead Independent Director	Sharon Stern Comrit’s Unproven Candidate
CEO Experience

•
For 28 years, Ms. Tuppeny has been the CEO of Domus, Inc., a corporate strategy company she founded that successfully advises C-level professionals of global Fortune 500 companies, including P&G, AIG, Epson, Diageo, Merck, Mattel, Ralph Lauren, Citibank, ConAgra, and Ritz-Carlton, among others

• No CEO experience

Elizabeth Tuppeny NYC’s Lead Independent Director	Sharon Stern Comrit’s Unproven Candidate
Relevant Real Estate Experience

•
As an independent board member of PIDC, a public-private economic development organization, Ms. Tuppeny has been involved with major real estate projects across the greater Philadelphia area, including evaluating and approving more than 500 industrial and commercial real estate transactions

•
Key projects championed by Ms. Tuppeny during her tenure at PIDC include Philadelphia Navy Yard, Phillies Citizens Bank Park, Convention Center Expansion, The University of Pennsylvania Expansion, Children’s Hospital of Philadelphia and many others

• Real estate experience is largely limited to involvement in a small portfolio of student housing properties in Canada owned by her family
Knowledge of the New York City Market

•
Ms. Tuppeny has served and been a highly productive NYC REIT Board member for over 7 years, and currently serves as Lead Independent Director

•
She has spent significant time working in New York City on behalf of Domus’ clients over the past for 28 years

•
She taught the graduate course in Strategic Global Corporate Positioning at New York University for 6 years

• No experience in the New York City real estate market
Corporate Board Experience

•
In addition to NYC REIT, Ms. Tuppeny has served as an independent director on the boards of three separate REITs, including:

◦
Franklin BSP Realty Trust, Inc. (board member for over 9 years, currently Lead Independent Director)

◦
Healthcare Trust, Inc. (board member for over 9 years, currently chair of Nominating and Corporate Governance Committee)

◦
American Realty Capital Trust IV (board member for over 1.5 years)

• Only one year of experience as a board director and has not chaired any committees
Board/Governance Education

•
Ms. Tuppeny has invested significant time and effort to prepare herself to be an outstanding director

◦
Certified by Harvard Business School in Global Best practices for board members

◦
Certified by MIT in a board’s approach to ensuring cyber security risk management

◦
Certified by the National Association of Corporate Directors at the Master Director level

◦
In the process of attaining certification by Stanford in Leveraging Diversity and Inclusion for Organizational Excellence

◦
Active participant in Ernst & Young’s Board Matters programs, covering Audit, Nominations & Governance and Compensations updates and best practices

• No relevant board or corporate governance education listed in the CV provided to NYC or that has been publicly disclosed

The Choice is Clear – Vote the GOLD card “FOR” the Re-Election of Elizabeth Tuppeny
We are confident that Ms. Tuppeny’s unique real estate experience and track record of success make her the right choice to help lead the continued execution of NYC’s shareholder-focused growth strategy. NYC is positioned for long-term growth and value creation as a result of the strategic and purposeful actions taken by Ms. Tuppeny in partnership with the management team and other members of the Board, and the Company is fortunate to have a director of Ms. Tuppeny’s caliber.
As such, we urge you to vote the GOLD proxy card “FOR” the re-election of NYC’s director Elizabeth K. Tuppeny so that she can continue to help deliver the value you deserve.
Sincerely,
Michael Weil, Chief Executive Officer
Your Vote Is Important, No Matter How Many or How Few Shares You Own!
Please vote today by telephone, via the Internet or by signing, dating and returning the enclosed GOLD proxy card. Simply follow the easy instructions on the GOLD proxy card.
If you have questions about how to vote your shares, please contact:
INNISFREE M&A INCORPORATED Shareholders May Call Toll-free: (877) 750-8197 Banks and Brokers May Call Collect: (212) 750-5833
REMEMBER:

Please simply discard any WHITE proxy card that you may receive from Comrit. Returning a
WHITE proxy card – even if you “withhold” on the Comrit’s nominees – will revoke any vote you had previously submitted on NYC REIT’s
GOLD proxy card.

About New York City REIT, Inc.
New York City REIT, Inc. is a publicly traded REIT that owns a portfolio of high-quality commercial real estate located within the five boroughs of New York City. Additional information about NYC can be found on its website at www.newyorkcityreit.com.
Important Information
NYC filed a definitive proxy statement on Schedule 14A on April 15, 2022 and will file other relevant documents with the SEC in connection with the solicitation of proxies from NYC stockholders for NYC’s 2022 annual meeting of stockholders. NYC STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ NYC’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by NYC with the SEC at no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge in the “SEC Filings” subsection of the “Financial Information” section of NYC’s Investor Relations website at investors.newyorkcityreit.com or by contacting NYC’s Investor Relations department at info@ar-global.com.
Participants in the Solicitation
NYC, its directors, and certain of its executive officers may be deemed to be participants in the solicitation of proxies from NYC stockholders in connection with matters to be considered at NYC’s 2022 annual meeting of stockholders. Information regarding the direct and indirect interests, by security holdings or otherwise, of NYC’s directors and executive officers, in NYC is included in NYC’s Proxy Statement on Schedule 14A for the 2022 annual meeting of stockholders, filed with the SEC on April 15, 2022. Changes to the direct or indirect interests of NYC’s directors and executive officers are set forth in SEC filings on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 and Annual Statements of Changes in Beneficial Ownership on Form 5. These documents are available free of charge as described above. Updated information regarding the identities of potential participants and their direct or indirect interests, by security holdings or otherwise, in NYC will be set forth in relevant documents to be filed with the SEC, if and when they become available.
Media Contacts
Jonathan Gasthalter/Mark Semer
Gasthalter & Co.
(212) 257-4170
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